Exhibit 99.1
THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED JULY 5, 2023 TO THE COMPANY’S PROSPECTUS DATED SEPTEMBER 29, 2022 AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND BASE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, THE SUBSCRIPTION AND INFORMATION AGENT, BY CALLING (888) 789-8409.

FORM OF INSTRUCTIONS AS TO USE OF TRANSPHORM, INC.
NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATES
PLEASE CONSULT THE SUBSCRIPTION AND INFORMATION AGENT,
YOUR BANK OR BROKER FOR ANY QUESTIONS
The following instructions relate to a rights offering (the “Rights Offering”) by Transphorm, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), to the stockholders (the “holder”, or “you”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), as described in the prospectus supplement dated July 5, 2023 (the “Prospectus Supplement”) to the Company’s prospectus dated September 29, 2022 (together with the Prospectus Supplement, the “Prospectus”).
Pursuant to the Rights Offering described in the Prospectus, each stockholder owning shares of Common Stock as of 5:00 p.m., Eastern Daylight Time, on June 26, 2023 (such date, the “Record Date” and, such stockholder, an “Eligible Stockholder”) will receive one non-transferable subscription right (a “Subscription Right”) for every share of Common Stock held as of the Record Date, evidenced by Non-Transferable Subscription Rights Certificates (the “Rights Certificates”). The Subscription Rights are non-transferable and will not be listed for trading on any stock exchange. This means that Eligible Stockholders may not sell, transfer, or assign their Subscription Rights to anyone else.
The Subscription Rights may be exercised at any time during the subscription period, which commences on July 5, 2023 and ends at 5:00 p.m., Eastern Daylight Time, on July 21, 2023 (the “Expiration Time”), unless we extend such period. If we elect to extend the Rights Offering, we will issue a press release announcing the extension no later than 9:00 a.m., Eastern Daylight Time, on the next business day after the most recently scheduled Expiration Time.
Each Subscription Right carries with it (i) a basic subscription right, which entitles the holder to purchase 0.07655623 of a share of Common Stock and (ii) an over-subscription privilege, which entitles each Eligible Stockholder that has exercised its basic subscription right in full to subscribe for additional shares of Common Stock that are offered in the Rights Offering, to the extent other Eligible Stockholders have not exercised their basic subscription rights in full. The subscription price is $3.30 per whole share of Common Stock (the “Subscription Price”), payable in cash. No fractional shares of Common Stock will be issued upon the exercise of any Subscription Rights. If, pursuant to an Eligible Stockholder’s exercise of its Subscription Rights, the number of shares of Common Stock that such Eligible Stockholder would be entitled to receive would result in receipt of a fractional share, the aggregate number of shares of Common Stock the Eligible Stockholder is entitled to purchase will be rounded up to the nearest whole number. The Subscription Price must be paid for each whole share of Common Stock that is purchased.
The number of Subscription Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Subscription Rights by completing the appropriate portions of your Rights Certificate and returning the Rights Certificate to Broadridge Corporate Issuer Solutions, LLC (the “Subscription Agent”) pursuant to the procedures described in the Prospectus.
You are not required to exercise any or all of your Subscription Rights. There is no minimum number of shares of Common Stock that we must sell in order to complete the Rights Offering. Eligible Stockholders who do not participate in the Rights Offering will continue to own the same number of shares of Common Stock but, after the Rights Offering, will own a smaller percentage of the total shares of Common Stock outstanding to the extent that other Eligible Stockholders participate in the Rights Offering.
Please see the discussion of risk factors related to the Rights Offering, including dilution, under the heading “Risk Factors—Risks Related to the Rights Offering” in the Prospectus Supplement.
Over-Subscription Privilege
Each Eligible Stockholder who elects to exercise the basic subscription right in full may also subscribe for additional shares issuable in the Rights Offering at the Subscription Price per whole share of common stock. If you wish to exercise your over-subscription privilege, you should indicate the number of additional shares that you would like to purchase in the space provided on your Rights Certificate. When you send in your Rights Certificate, you must also send the full purchase price in cash, as provided herein, for the number of additional shares that you have requested to purchase, at the Subscription Price (in addition to the payment in cash, as provided herein, due for shares purchased through your basic subscription right). The Subscription Agent will return any excess payments, without interest or penalty.
As soon as practicable after the Expiration Time, the Subscription Agent will determine the number of shares of Common Stock available for purchase pursuant to exercise of over-subscription privileges. If there are not enough shares of Common Stock to satisfy all subscription requests made under the over-subscription privilege, the available shares of Common Stock issuable in the Rights Offering will be distributed proportionately among those Eligible Stockholders who fully exercised their basic subscription right and exercise their over-subscription privilege, based on the number of shares each Eligible Stockholder subscribed for under the basic subscription right. The available shares of Common Stock will be distributed proportionately until either all shares of Common Stock issuable in the Rights Offering have been allocated or all over-subscription requests have been fulfilled, whichever occurs earlier. If a pro rata allocation of the remaining shares would result in the allocation to you of a greater number of shares than you subscribed for under your over-subscription request, then we will allocate to you only the number of shares for which you subscribed and we will allocate the remaining shares among all other Eligible Stockholders exercising their over-subscription privileges.
If you exercise your over-subscription privilege and are allocated less than all of the shares for which you subscribed, your excess payment for shares that were not allocated to you will be returned, without interest or penalty, as soon as practicable after the Expiration Time. In connection with the exercise of the over-subscription privilege, banks, brokers and other nominee holders of Subscription Rights who act on behalf of beneficial owners will be required to certify to us and to the Subscription Agent as to the aggregate number of basic subscription rights exercised, and the number of shares requested through the over-subscription privilege, by each beneficial owner on whose behalf the nominee holder is acting.
Expiration Time
THE SUBSCRIPTION RIGHTS WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 21, 2023, UNLESS WE EXTEND SUCH PERIOD. YOUR NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE AND THE AGGREGATE SUBSCRIPTION PRICE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AND CLEAR PRIOR TO THE EXPIRATION TIME. ONCE YOU HAVE EXERCISED YOUR RIGHT AND SUBMITTED PAYMENT OF THE AGGREGATE SUBSCRIPTION PRICE, YOU ARE NOT ALLOWED TO REVOKE, CANCEL OR CHANGE THE EXERCISE OF YOUR RIGHTS OR REQUEST A REFUND OF MONIES PAID, EVEN IF YOU SUBSEQUENTLY LEARN INFORMATION ABOUT US THAT YOU CONSIDER TO BE UNFAVORABLE, OUR STOCK PRICE DECLINES, OR YOU OTHERWISE CHANGE YOUR INVESTMENT DECISION. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME WILL EXPIRE WITHOUT VALUE.
We will not be required to sell shares of Common Stock to you if the Subscription Agent receives your Rights Certificate or your payment of the aggregate Subscription Price after the Expiration Time, regardless of when the Rights Certificate and payment of the aggregate Subscription Price were sent. If you send your Rights Certificate and payment of the aggregate Subscription Price by mail, we recommend that you send them by registered mail, postage prepaid, properly insured, with return receipt requested, and that you allow a sufficient number of days to ensure delivery to the Subscription Agent and clearance of payment before the Expiration Time.
The Common Stock issued upon exercise of the Subscription Rights will be delivered as soon as practicable after the Expiration Time, and after all pro rata allocations and adjustments have been completed.
If you have any questions concerning the Rights Offering, please contact the Subscription Agent at the following address and number:
Broadridge Corporate Issuer Solutions, LLC
Attn: BCIS Re-Organization Dept.
P.O. Box 1317
Brentwood, NY 11717-0718

Holder Inquiries:
(888)789-8409 (toll free)
shareholder@broadridge.com

1.Method of Subscription—Exercise of Subscription Rights.
To exercise your Subscription Rights, please: (1) complete Sections (a) and (b) on your Rights Certificate; (2) sign Section (c) of your Rights Certificate; and (3) send the properly completed and executed Rights Certificate evidencing such basic subscription rights and, if applicable, over-subscription privileges subscribed, together with payment in full of the Subscription Price for each share subscribed for pursuant to the basic subscription rights and, if applicable, over-subscription privileges, to the Subscription Agent, so that the Rights Certificate and payment of the aggregate Subscription Price will be actually received by the Subscription Agent prior to the Expiration Time. The Subscription Agent will hold all funds it receives in a segregated bank account until completion of the Rights Offering. PLEASE DO NOT SEND RIGHTS CERTIFICATES OR PAYMENTS TO THE COMPANY.
(a).Method of Execution
(i) Execution by Registered Holder. Your signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.
(ii) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.
(b).Method of Payment
Payments must be made in full in U.S. currency by:
•wire transfer of immediately available funds to accounts maintained by the Subscription Agent for purposes of accepting subscription in the Rights Offering at:

Beneficiary Account Name:	Broadridge Corporate Issuer Solutions, LLC
Account Number:	4124218686
ABA/Routing Number:	121000248
International/Swift Code:	WFBIUS6SXXX
Bank:	Wells Fargo 420 Montgomery Street San Francisco, CA 94104 United States
Reference:	Transphorm Rights Offering
For Further Credit Name:	Transphorm, Inc.
For Further Credit Account Number:	4377483557
•certified check, bank draft, or cashier’s check drawn against a U.S. bank payable to “Broadridge Corporate Issuer Solutions, LLC (acting as Subscription Agent for Transphorm, Inc.)”;
•U.S. Postal money order payable to “Broadridge Corporate Issuer Solutions, LLC (acting as Subscription Agent for Transphorm, Inc.)”; or
•uncertified personal check drawn against a U.S. bank payable to “Broadridge Corporate Issuer Solutions, LLC (acting as Subscription Agent for Transphorm, Inc.)”.

If you elect to exercise your Subscription Rights, we urge you to consider using a certified check, bank draft, cashier’s check, U.S. Postal money order, or wire transfer of immediately available funds to ensure that the Subscription Agent receives your funds prior to the Expiration Time. Payments will be deemed to have been received upon (i) clearance of any uncertified personal check, (ii) receipt by the Subscription Agent of any certified check, bank draft, or cashier’s check drawn upon a U.S. bank or of any U.S. Postal money order, or (iii) receipt of collected funds in the Subscription account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take at least five (5) business days to clear. Accordingly, holders who wish to pay the aggregate Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by the Expiration Time. Any wire transfer should clearly indicate the identity of the subscriber who is paying the aggregate Subscription Price by wire transfer.
If you send a payment that is insufficient to purchase the number of shares of Common Stock you requested, or you do not indicate the number of shares of Common Stock you are subscribing for, the Subscription Agent will have the right to reject and return your Rights Certificate for correction, if the Expiration Time has not passed. If the payment exceeds the Subscription Price for the full exercise of your Subscription Rights, or if you subscribe for more shares of Common Stock than you are eligible to purchase, then the excess payment will be returned to you as soon as practicable, without interest or penalty.
If you are otherwise ineligible to exercise Subscription Rights, your entire payment received by the Subscription Agent will be returned to you as soon as practicable, without interest or penalty, following the Expiration Time.
Fractional shares resulting from the exercise of the Subscription Rights will be eliminated by rounding up to the nearest whole share, with the aggregate Subscription Price being adjusted accordingly. Any excess subscription payments received by the Subscription Agent will be returned, without interest, as soon as practicable.
(c).Method of Delivery
Rights Certificates and payments of the aggregate Subscription Price (other than wire transfer of immediately available funds) must be delivered to the Subscription Agent by one of the methods described below:

If delivering by hand or overnight courier: Broadridge Corporate Issuer Solutions, LLC Attn: BCIS IWS 51 Mercedes Way Edgewood, NY 11717	If delivering by first class mail: Broadridge Corporate Issuer Solutions, LLC Attn: BCIS Re-Organization Dept. P.O. Box 1317 Brentwood, NY 11717-0693

Delivery to an address or by a method other than those above will not constitute valid delivery.
The method of delivery of Rights Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the Eligible Stockholder.
2.Issuance of Common Stock.
The following deliveries and payments will be made and/or issued to the address shown on the face of your Rights Certificate:
(a).Basic Subscription Rights. As soon as practicable following the Expiration Time, we will issue to each Eligible Stockholder that validly exercises its basic subscription rights shares in book-entry, or uncertificated, form representing shares of Common Stock purchased pursuant to the basic subscription rights. We expect to deliver the shares of Common Stock purchased in the Rights Offering on or about July 28, 2023.
(b).Over-Subscription Privilege. As soon as practicable following the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, we will issue to each Eligible Stockholder that validly exercises its over-subscription privilege shares in book-entry, or uncertificated, form representing the number of shares of Common Stock allocated to such Eligible Stockholder pursuant to the over-subscription privilege. We expect to deliver the shares of Common Stock purchased in the Rights Offering on or about July 28, 2023.
(c).Excess Cash Payments. As soon as practicable following the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, any excess subscription payments received in payment of the Subscription Price will be returned to the applicable Eligible Stockholder, without interest or penalty.

3.No Sale or Transfer of Subscription Rights.
The Subscription Rights granted to you are non-transferable and, therefore, you may not sell, transfer, or assign your Subscription Rights to anyone.
4.Special Provisions Relating to the Delivery of Subscription Rights through the Depository Trust Company.
Banks, trust companies, securities dealers, and brokers (each, a “Nominee”) that hold shares of Common Stock on the Record Date as nominee for more than one beneficial owner may, upon proper showing to the Subscription Agent, exercise such beneficial owner’s Subscription Right through DTC on the same basis as if the beneficial owners were stockholders on the Record Date. Such Nominee may exercise the Subscription Rights on behalf of the exercising beneficial owner through DTC’s PSOP Function on the “agents subscription over PTS” procedure by (1) providing a certification as to the aggregate number of Subscription Rights exercised by the beneficial owner on whose behalf such Nominee is acting, and (2) instruct DTC to charge the Nominee’s applicable DTC account for the subscription payment for the shares to facilitate the delivery of the aggregate Subscription Price to the Subscription Agent. DTC must receive the subscription instructions and payment for the shares no later than the Expiration Time.
5.Determinations Regarding the Exercise of Your Rights.
The Company will decide, in its sole discretion, all questions concerning the timeliness, validity, form, and eligibility of the exercise of your Subscription Rights. Any such determinations by the Company will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Subscription Rights because of any defect or irregularity. The Company will not accept any exercise of Subscription Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion.
Neither the Company, the Subscription Agent, nor the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Rights Certificates, and the Company will not be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Subscription Rights if it determines that your exercise is not in accordance with the terms set forth in the Prospectus and these Instructions, or in proper form. The Company will also not accept the exercise of your Subscription Rights if the issuance of shares of Common Stock to you could be deemed unlawful under applicable law.
6.Form W-9.
Each Eligible Stockholder who elects to exercise Subscription Rights should provide the Subscription Agent with a correct Taxpayer Identification Number (TIN) on IRS Form W-9. See “Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” in the Prospectus Supplement. Failure to provide the information on the form may subject such holder to a $50 penalty for each such failure and to 24% federal income tax withholding with respect to dividends (including deemed dividends) that may be paid by the Company on shares of its Common Stock. Foreign persons are generally required to provide an appropriate IRS Form W-8 rather than IRS Form W-9 and may be subject to withholding on dividends (including deemed dividends) at a rate of up to 30%.